EXHIBIT 32.2 EARTHWORKS ENTERTAINMENT, INC.

     Certification of Principal Executive Officer Pursuant to 18 U.S.C. 1350
                 (Section 906 of the Sarbanes-Oxley Act of 2002)

I, William H. Campbell, Chief Financial Officer of Earthworks Entertainment, Inc. (the "Registrant"), certify that to the best of my knowledge, based upon a review of the Quarterly Report on Form 10-Q for the period ended December 31, 2004 of the Registrant (the "Report"):

(1) The Report fully complies with the requirements of Section 13(a)[15(d)] of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.



        Dated: February 17, 2005      /s/ WILLIAM H. CAMPBELL
                                      -----------------------
                                      William H. Campbell
                                      Acting Chief Financial Officer